Exhibit 10.4
UBS

Interest Rate Cap Transaction

Date:                                      2l September 2004

To:                                        QUEST CHEROKEE, LLC ("Counterparty")

Attention:                                 DAVID GROSE

Fax No:                                    0014054881156

From:                                      UBS AG, London Branch ("UBS AG")

Subject:                                   Interest Rate Cap Transaction
                                           UBS AG Ref   37014557

Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

If you and we are parties to a master agreement that governs transactions of this type (whether in the form of the ISDA Master Agreement (Multicurrency-Cross Border)(the "ISDA Form") or any other form (a "Master Agreement"), then this Confirmation will supplement, form a part of, and be subject to that Master Agreement. If you and we are not parties to such a Master Agreement, then you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Form, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to and governed by that agreement except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of England as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us (hereinafter the "Agreement"). In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


--------------------------------------------------------------------------------
                                                                          Page 1
UBS AG Ref:       37014557
C/P Ref:      Please advise

General Terms
-------------

Trade Date:             21 September 2004

Effective Date:         21 March 2006

Termination Date:       21  September 2007 , subject to adjustment in accordance
                        with the Modified Following Business Day Convention.

Notational Amount:      Initially USD 98,705,000.00 amortising as per the Amort-
                        ising Schedule below

Amortising Schedule
-------------------
Period Start Date                Period End Date            Calculation Amount
-----------------                ---------------            ------------------
Effective Date                   21 June 2006               USD 98,705,000.00
21 June 2006                     21 September 2006          USD 93,242,500.00
21 September 2006                21 December 2006           USD 87,780,000.00
21 December 2006                 21 March 2007              USD 84,265,000.00
21 March 2007                    21 June 2007               USD 80,750,000.00
21 June 2007                     21 August 2007             USD 75,477,500.00
21 August 2007                   21 September 2007          USD 70,174,600.00

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Modified Following Business Day Convention.

Seller of Cap:                   UBS AG

Buyer of Cap:                    Counterparty

Calculation Agent:               UBS AG, unless otherwise stated in the Schedule
                                 to the Master Agreement.

Business Days:                   London, New York

Broker:                          None

Fixed Amounts
-------------

Fixed Rate Payer:                Counterparty

Fixed Amount:                    USD 395,000.00

Fixed Rate Payer Payment Date:   23 September  2004,  subject to adjustment  in
                                 accordance with the Business Day Convention specified below.

Business Day Convention:         Following

Cap Payment Details
-------------------

Floating Rate Payer:             UBS AG

Cap Rate:                        5 percent per annum

--------------------------------------------------------------------------------
                                                                          Page 2
UBS AG Ref:       37014557
C/P Ref:      Please advise

The following details refer to the Cap:

Floating Amounts
----------------

Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                3  Month,  with  the  exception of the final
                                    Two Calculation Periods, where Linear Inter-polation shall apply

Spread:                             None

Floating Rate Day Count Fraction:   Actual/360

Floating Rate Payer Payment Dates:  21 June 2006, 21 September 2006, 21 December
                                    2006, 21 March 2007, 21 June 2007, 21 August
                                    2007 and 21 September 2007, subject to ad-justment in accordance with the Business Day Convention specified below.

Reset Dates:                        First day of each Calculation Period.

Business Day Convention:            Modified Following


Relationship Between Parties
----------------------------
Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written Agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction): -

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this such Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall he deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

References in this clause to "a party" shall, in the case of UBS AG, London Branch and where the context so allows, include references to any affiliate of UBS AG, London Branch

Account Details
Currency:                                 USD

--------------------------------------------------------------------------------
                                                                          Page 3
UBS AG Ref:       37014557
C/P Ref:      Please advise

Correspondent Bank:                       UBS AG, STAMFORD BRANCH
Swift Address:                            UBSWUS33XXX
Favour:                                   UBS AG LONDON BRANCH
Swift Address:                            UBSWGB2LXXX
Account No:                               101-wa-140007-000
Further Credit To:
Swift Address:
Account No:

Offices
-------

The office of UBS AG for the Swap Transaction is London; and the office of Counterparty for the Swap Transaction is OKLAHOMA CITY.

Contact Names at UBS AG
-----------------------

Rate Fixings:            Trade Processing: (44) 207 568 9461

Pre Value Payments:      Pre Value Payment Investigations:  (44) 207 568 2665

Post Value Payments:     Post Value Payment Investigations:  (44) 20 7567 8999

Confirmation Queries:    Confirmation Control:  (44) 207 567 2749

ISDA Documentation:      Credit Risk Management:  (44) 207 568 9645

Swift:                   UBSWGB2L

Fax:                     (44) 207 567 2685/2990

Address:                 UBS AG
                         100 Liverpool Street
                         London EC2M 2RII

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.



Yours faithfully
For and on Behalf of
UBS AG, London Branch


By:                                          By:

--------------------------------------------------------------------------------
                                                                          Page 4
UBS AG Ref:       37014557
C/P Ref:      Please advise

         /s/ Michael Armcr                            /s/ Jonathan Moss


Name :   Michael Armcr                       Name:    Jonathan Moss
Title:   Associate Director                  Title:   Director


Acknowledged and agreed by QUEST CHEROKEE LLC as of the Trade Date specified above.

By:      /s/ David Grose                     By:

Name:    David Grose                         Name:
Title    CFO                                 Title:

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP. UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority. Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.


--------------------------------------------------------------------------------
                                                                          Page 5
UBS AG Ref:       37014557
C/P Ref:      Please advise